UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

LIFELOGGER TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-186415	45-5523835
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, Florida	33410
(Address of principal executive offices)	(Zip Code)

(416) 907-8976

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Beginning on May 19, 2015, management of Lifelogger Technologies Corp., a Nevada corporation (“we,” “us,” “our,” or “Company”), will deliver the investor presentation attached hereto as Exhibit 99.1 (the “Investor Presentation”) to potential investors, brokers, and/or dealers. Further, on May 19, 2015, we posted the Investor Presentation on the videos and presentations tab of our page on OTCMarkets.com. The Investor Presentation is incorporated herein by this reference.

The information contained in the Investor Presentation is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Investor presentation dated May 2015 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOGGER TECHNOLOGIES CORP.

Date: May 19, 2015	By:	/s/ Stewart Garner
	Name:	Stewart Garner
	Title:	Chief Executive Officer